EXHIBIT 32

                                  CERTIFICATION

The undersigned certify pursuant to 18 U.S.C. Section 1350, that:

(3) The accompanying quarterly report on Form 10-Q for the period ended September 30, 2004 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(4) The information contained in the accompanying report fairly presents, in all material respects, the financial condition and results of operations of the Corporation.

Date: October 29, 2004


By /s/ MICHAEL N. VITTORIO
--------------------------
MICHAEL N. VITTORIO
PRESIDENT & CHIEF EXECUTIVE OFFICER
(principal executive officer)


By /s/ MARK D. CURTIS
--------------------------
MARK D. CURTIS
SENIOR VICE PRESIDENT AND TREASURER
(principal financial and accounting officer)


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